UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Revised Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Digital World Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO THE PROXY STATEMENT OF DIGITAL WORLD ACQUISITION CORP.

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2023

On November 17, 2023, Digital World Acquisition Corp. (“DWAC,” “we,” “us,” “our,” and the “Company”) filed a definitive proxy statement (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) relating to the Company’s Annual Meeting of Stockholders to be held on December 19, 2023, at 10:00 AM EST via live webcast by visiting https://www.virtualshareholdermeeting.com/DWAC2023 (the “Annual Meeting”).

The Proxy Statement inadvertently omits the treatment of “broker non-votes” with respect to the Convertible Note Compensation Plan Proposal. Accordingly, the Company is supplementing the Proxy Statement to reflect the consequences of “broker non-votes” and the amended voting standard applicable to the Convertible Note Compensation Plan Proposal, which is the vote of a majority of the votes cast by the Company’s Class A Common Stock stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, excluding Class A common stock held by the Sponsor, and the Insiders. Such voting standard, as amended, is consistent with the language of the Company’s bylaws, which provides that the vote on any matter, except for the election of directors, shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon unless the matter is one upon which, by applicable law, the certificate of incorporation, the bylaw or applicable stock exchange rules, a different vote is required.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Definitive Proxy Statement.

The Proxy Statement is hereby amended and supplemented as follows:

•

The following text replaces, in its entirety, the sixth paragraph on the first and second pages of the letter to stockholders in the Notice of Annual Meeting of Stockholders accompanying the Proxy Statement:

“A plurality of the votes cast by the shares of the Company’s Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting is required to elect each of the Class I director nominees named herein. The approval of the Convertible Note Compensation Plan Proposal requires the affirmative vote of a majority of the votes cast by the Company’s Class A Common Stock stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, excluding Class A common stock held by ARC Global Investments II LLC, a Delaware limited liability company (our “Sponsor”), and all of our directors and officers (the “Insiders”). The approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast by shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting. Our Board has fixed the close of business on November 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.”

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The following text replaces, in its entirety, the penultimate paragraph on the second page of the letter to stockholders in the Notice of Annual Meeting of Stockholders accompanying the Proxy Statement:

“Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Withheld votes or your failure to instruct your broker or bank how to vote on the Director Election Proposal will have no effect on the outcome of the election of the directors. Abstentions or your failure to instruct your broker or bank how to vote on the Convertible Note Compensation Plan Proposal and/or the Auditor Ratification Proposal will have no effect on the outcome of each proposal.”

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The following text replaces, in its entirety, the answer to the question “What vote is required to adopt the proposals?” under the heading “Questions and Answers About the 2023 Annual Meeting of Stockholders” on pages 2 and 3 of the Proxy Statement:

“A plurality of the votes cast by the shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting is required to elect each of the Class I director nominees named herein. Withheld votes and broker non-votes will have no effect on the outcome of the election of the directors. The approval of the Convertible Note Compensation Plan Proposal requires the affirmative vote of a majority of the votes cast by the Company’s Class A Common Stock stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, excluding Class A common stock held by the Sponsor, and the Insiders. Abstentions and broker non-votes will have no effect on the Convertible Note Compensation Plan Proposal. The approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast by shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on the Auditor Ratification Proposal”

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The following text replaces, in its entirety, the answer to the question “How are votes counted?” under the heading “Questions and Answers About the 2023 Annual Meeting of Stockholders” on page 3 of the Proxy Statement:

“A plurality of the votes cast by the shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting is required to elect each of the Class I director nominees named herein. You may vote “FOR” or “WITHHOLD” with respect to each of the Class I director nominees. Withheld votes and broker non-votes will have no effect on the outcome of the election of the directors.

The approval of the Convertible Note Compensation Plan Proposal requires the affirmative vote of a majority of the votes cast by the Company’s Class A Common Stock stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, excluding Class A common stock held by the Sponsor and the Insiders. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will have no effect on the Convertible Note Compensation Plan Proposal.

The affirmative vote of a majority of the shares cast of Class A common stock and Class B common stock voting together as a single class at the Annual Meeting is required to approve the Auditor Ratification Proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will have no effect on the Auditor Ratification Proposal. This proposal is considered to be a routine item, and your broker will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, any broker non-votes will not be counted as “votes cast” and will therefore have no effect on the proposal.”

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The following text replaces, in its entirety, the answer to the question “What is a quorum requirement?” under the heading “Questions and Answers About the 2023 Annual Meeting of Stockholders” on page 4 of the Proxy Statement:

“A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. Abstentions, withheld votes and broker non-votes will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Annual Meeting. As of the record date for the Annual Meeting, 18,590,167 shares of our common stock would be required to achieve a quorum.”

•	The following text replaces the first, second and third sentences of the first paragraph of the section “Required Vote” under the heading “The Annual Meeting” on page 7 of the Proxy Statement:

“A plurality of the votes cast by the shares of Class A common stock and Class B common stock voting together as a single class present or represented by proxy at the Annual Meeting is required to elect each of the Class I director nominees named herein. Withheld votes and broker non-votes will have no effect on the outcome of the election of the directors. The approval of the Convertible Note Compensation Plan Proposal requires the affirmative vote of a majority of the votes cast by the Company’s Class A Common Stock stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, excluding Class A common stock held by the Sponsor, and the Insiders. Abstentions and broker non-votes will have no effect on the Convertible Note Compensation Plan Proposal. The approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the shares cast of Class A common stock and Class B common stock at the Annual Meeting. Abstentions and broker non-votes will have no effect on the Auditor Ratification Proposal.”

Except as described above, this supplement to the Proxy Statement does not modify, amend, supplement, or otherwise affect the Proxy Statement or the Proxy Card and they continue to be in full force and effect and the Board of Directors continues to seek the vote of Company stockholders to be voted on at the Annual Meeting as recommended in the Proxy Statement, as supplemented. This supplement to the Proxy Statement does not provide all of the information that is important to your voting decisions at the Annual Meeting, and the Proxy Statement contains other important additional information. This supplement to the Proxy Statement should be read in conjunction with the Proxy Statement.

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote. If you would like to change or revoke your prior vote, please refer to page 3 in the Proxy Statement for instructions on how to do so.

This supplement to the Proxy Statement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. As a stockholder, your vote is very important, and the Board encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting. If you have already voted by Internet, telephone or by mail, you do not need to take any action unless you wish to change your vote. Proxy voting instructions already returned by stockholders (via Internet, telephone or mail) will remain valid and will be voted at the Annual Meeting unless revoked.

December 8, 2023